Security Information






Security Purchased

CUSIP
89352HAF6

Issuer
TRANS-CANADA Pipelines

Underwriters
Citigroup, JP Morgan, DBSI, HSBC, Lazard
Capital Markets, Mizuho Securities USA, SG
Americas Securities

Years of continuous operation, including predecessors
> 3 years

Security
TRP 6.5% 08/15/18

Is the affiliate a manager or co-manager of offering?
Co-manager

Name of underwriter or dealer from which purchased
Citigroup/JP Morgan

Firm commitment underwriting?
Yes

Trade date/Date of Offering
8/6/2008

Total amount of offering sold to QIBs
75,000,000

Total amount of any concurrent public offering
0

Total
75,000,000

Public offering price
99.93

Price paid if other than public offering price
 N/A

Underwriting spread or commission
0.65%

Rating
A3e/A-e

Current yield
6.51%

Benchmark vs Spread (basis points)
245 bp







Fund Specific Information






Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund

DWS Funds





DWS Core Plus Income Fund
DWS
1,220,000
 $
1,219,097
1.63%

DWS Bond VIP
DWS
920,000
 $                   919,319
1.23%

Total

2,140,000
 $
2,138,416
2.85%







^The Security and Fund Performance is calculated based on information provided by State Street Bank.


*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.






Security Information






Security Purchased

CUSIP
459200GN52

Issuer
IBM CORP

Underwriters
Banc of America Securities, Barclay Capital,
Credit Suisse, Deutsche Bank Securities, BNP
Paribas, HSBC Securities, Mitsubishi UFJ
Securities, Mizuho Securities USA, Morgan
Stanley, UBS Securities LLC

Years of continuous operation, including predecessors
> 3 years

Security
IBM 6.5% 10/15/13

Is the affiliate a manager or co-manager of offering?
Co-Manager

Name of underwriter or dealer from which purchased
Banc of America

Firm commitment underwriting?
Yes

Trade date/Date of Offering
10/9/2008

Total amount of offering sold to QIBs
1,400,000,000

Total amount of any concurrent public offering
0

Total
1,400,000,000

Public offering price
99.650

Price paid if other than public offering price
 N/A

Underwriting spread or commission
0.25%

Rating
A1/A+

Current yield
6.52%

Benchmark vs Spread (basis points)








Fund Specific Information






Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund

DWS Funds





DWS Core Fixed Income
DWS
3,985,880.00
 $
3,982,930
5.31%

DWS Core Plus Income (US)
DWS
1,195,764.00
 $
1,194,879
1.59%

DWS Bond VIP
DWS
398,588.00
 $                   398,293
0.53%

Total

5,580,232
 $
5,576,103
7.44%







^The Security and Fund Performance is calculated based on information provided by State Street Bank.


*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.






Security Information






Security Purchased

CUSIP
315292AE2

Issuer
FerrellGas Prtnr

Underwriters
BoA, JP Morgan, BNP Paribas, Credit Suisse,
DBSI, Fifth Third Securities, SG Amereicas
Securities, Wells Fargo Securities

Years of continuous operation, including predecessors
> 3 years

Security
FGP 6.75 05/01/14

Is the affiliate a manager or co-manager of offering?
Co-manager

Name of underwriter or dealer from which purchased
BoA

Firm commitment underwriting?
Yes

Trade date/Date of Offering
7/30/2008

Total amount of offering sold to QIBs
200,000,000

Total amount of any concurrent public offering
0

Total
200,000,000

Public offering price
85.00

Price paid if other than public offering price
 N/A

Underwriting spread or commission
1.75%

Rating
Ba3/B+

Current yield
7.94%

Benchmark vs Spread (basis points)
736bp







Fund Specific Information






Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund

DWS Funds





DWS Core Plus Income Fund
DWS
49,000
 $                     48,964
0.07%

DWS Bond VIP
DWS
17,000
 $                     16,987
0.02%

Total

66,000
 $                     65,951
0.09%







^The Security and Fund Performance is calculated based on information provided by State Street Bank.


*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.






Security Information






Security Purchased

CUSIP
111013AH1

Issuer
BRITISH SKY BRDCASTING

Underwriters
Barclays Capital, BNP Paribas, Deutsche Bank
Securities Inc, JP Morgan

Years of continuous operation, including predecessors
> 3 years

Security
BSY 9.5% 11/15/18

Is the affiliate a manager or co-manager of offering?
Co-Manager

Name of underwriter or dealer from which purchased
JP Morgan

Firm commitment underwriting?
Yes

Trade date/Date of Offering
11/17/2008

Total amount of offering sold to QIBs
600,000,000

Total amount of any concurrent public offering
0

Total
600,000,000

Public offering price
99.834

Price paid if other than public offering price
 N/A

Underwriting spread or commission
0.25%

Rating
Baa2/BBB

Current yield
9.52%

Benchmark vs Spread (basis points)








Fund Specific Information






Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund

DWS Funds





DWS Balanced VIP
DWS
500,000.00
 $                   499,630
0.67%

DWS Balanced Fund
DWS
1,500,000.00
 $
1,498,890
2.00%

DWS Core Fixed Income Fund
DWS
6,000,000.00
 $
5,995,560
8.00%

DWS Core Plus Income Fund
DWS
1,555,000.00
 $                 1,553,849
2.07%

DWS Bond VIP
DWS
590,000.00
 $                   589,563
0.79%

DWS Core Fixed Income VIP
DWS
605,000.00
 $                   604,552
0.81%

Total

10,750,000
 $
10,742,045
14.33%







^The Security and Fund Performance is calculated based on information provided by State Street Bank.


*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.